A No - Load Fund

                       MUHLENKAMP FUND
    PO Box 598, Wexford PA  15090-0598 * (412)935-5520 or
                        (800)860-3863

                        Annual Report
                      December 31, 1994



Dear  Shareholder:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this sixth annual report of your fund.

We had a rough year in 1994. Your Fund finished the year at a Net Asset Value (NAV) of $16.23 after declaring a 35 cent dividend. Our total return for the year 1994 was minus 7.3%


    Year Ending                 Total Return (%)
       12/31          Muhlenkamp Fund          S&P 500
1991                45.4                 30.5
1992                15.8                 7.7
1993                18.1                 9.9
1994                (7.3)                1.3

Chart goes here. This is a line chart comparing the performance of the Muhlenkamp Fund with the S&P 500 since December 31, 1990. On December 31, 1990 the Fund and the S&P are each assigned an index value of 100. At the end of each subsequent year this value is recalculated using the performance figures from the above table. The results shown below are then plotted on a line chart.
   X-Axis = Date              Y-Axis = Index Value
                      Muhlenkamp Fund          S&P 500
12/31/90            100                  100
12/31/91            145                  131
12/31/92            168                  141
12/31/93            198                  155
12/31/94            184                  157

Our results in 1994 were negative and disappointing. This decline resulted from a number of factors, but the most important, was the dramatic rise in interest rates and the decline in the bond market. A number of the stocks we own are still perceived by many investors to be interest rate sensitive, even though their businesses are less so, and the prices declined. The effects of the market's decline were exacerbated by Mexico's devaluation of the peso and the subsequent declines in the Mexican stock market and other "emerging" economies. We tried to put this in context in Memorandum #33 which we sent to you in January. Over a three or four year period, we look pretty good; but in 1994, we looked pretty dumb!

A year ago, many people in the investment industry claimed that bonds, utilities and foreign investing were "safe." In hindsight, that sentiment should have given us greater pause, because assumed safety often causes people to do dumb things, like risking principal for an additional one percent in promised yield. This time many did it by using derivatives on Treasury bonds. We were surprised by the extent of such activity and by the degree of emotional market response. We find this particularly ironic because we warned our readers about the risks in the bond market and foreign investing in late 1993 and mid-1994.

Meanwhile sales and earnings for the companies we own have come through as expected. Cash flows of these companies are strong and many are buying in their own stock. But fears of higher inflation and higher interest rates have driven stock prices lower, many to bargain levels. It appears to us that the bond and stock markets bottomed in early December, although we can never be certain that a new fear won't panic the public and drive prices still lower. With the exception of renewed weakness in the dollar, apparently in sympathy with the Mexican peso, the markets are acting well, much as we expected in Memorandum #33 (copies are available on request). Thus, we expect 1995 to be a year of decent returns and are looking for those companies and stocks which are likely to do well.

We have continued to attract long-term investors. After the strong positive returns of 1991-1993 and the attendant publicity attracted numerous new shareholders, we feared the emotional crosscurrents of 1994 might result in net withdrawals. So far, such fears have been groundless. Each month in 1994 witnessed contributions to the Fund and Total Assets now exceed $16 million.

In an effort to minimize costs, the NAV for each day has been calculated the following morning. This has resulted in a one day delay in the NAV quote in the daily newspaper and has resulted in some confusion among our shareholders. At the present time, this practice continues but is under review with the goal of changing to same day pricing. We will keep you informed.

We  appreciate  your continued interest  in  the  Muhlenkamp
Fund.   We welcome your questions and comments, and  we  ask
that you spread the word of our Fund among your friends.

                         Ronald H. Muhlenkamp
                         President
                         March 1995

Investment Advisor Custodian        Auditors
Muhlenkamp & Co.,  PNC Bank         Schneider, Downs &
Inc.                                Co., Inc., CPAs
12300 Perry        Pittsburgh PA    1133 Penn Avenue
Highway            15265
Wexford, PA 15090  (412)762-3798    Pittsburgh, PA 15222
(412)935-5520                       (412)261-3644

                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

             STATEMENT OF ASSETS AND LIABILITIES
                      DECEMBER 31, 1994

                           ASSETS

INVESTMENTS, AT VALUE (Identified Cost              $16,559
$16,233,437)                                           ,657
CASH                                                  2,002
RECEIVABLES
     Dividends                                       37,439
     Interest                                        12,107
                                                     49,456

          Total Assets                              16,611,205

                         LIABILITIES

ADVISOR FEE PAYABLE                                     455
          Total Net Assets                          $16,610,750


                         NET ASSETS

CAPITAL PAID IN ON SHARES OF BENEFICIAL INTEREST     $16,277,218
(shares authorized-unlimited)(Note 4)

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME        7,313

NET UNREALIZED APPRECIATION OF INVESTMENTS AS OF     326,219
END OF YEAR (Note 6)
     Total Net Assets                                $16,610,750

NUMBER OF SHARES OF BENEFICIAL INTEREST              1,023,378
OUTSTANDING (Note 4)

NET ASSET VALUE PER SHARE (Net assets divided by       16.23
shares outstanding at year-end)
See notes to financial statements.

                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                  PORTFOLIO OF INVESTMENTS
                      DECEMBER 31, 1994
                                        Muhlenkamp
                                           Fund
                                         Principal   Value
                                          Amount
                                         or Shares
COMMON STOCK - 81.0%
Aerospace - 4.0%
*    BE Aerospace, Inc.                       7,000   51,625
     Martin Marietta Corp.                   10,000  443,750
     Thiokol                                  6,000  167,250
Airlines - 2.6%
     Air Express International Corp.         21,562  431,240
Autos - 4.5%
     Ford Motor Company                      14,000  390,250
     Superior Industries                     13,180  350,918
Building - 3.9%
     ABM, Inc.                               10,000  232,500
*    Instrument Systems                      30,000  251,250
     Ryland Group                             8,000  120,000
*    Strober Organization                    10,000   35,000
Banks - 5.8%
     Chemical Bank                           12,000  430,500
     Comerica, Inc.                           2,850   69,469
     Integra Financial                        8,426  346,519
     J.P. Morgan                              2,000  112,250
Brokerage - 4.1%
     A. G. Edwards                           12,500  225,000
     Merrill Lynch                            4,000  143,000
     Morgan Stanley, Inc.                     2,000  118,000
     Salomon, Inc.                            5,000  187,500
Capital Goods - 7.6%
     General Electric                         9,000  459,000
*    Idex Corp.                               5,000  211,250
     Kysor Industrial                        15,000  331,875
     Scotsman Industries, Inc.               15,000  256,875
Conglomerate - 1.6%
     GATX Corp.                               6,000  264,000
Chemicals - 1.6%
*    Methanex Corp.                          20,000  260,000
Consumer Durables - .4%
*    Nycor, Inc.                             25,000   68,750
Electronics - 1.5%
     Intel Corp.                              4,000  255,500
Finance - 7.2%
     Ambac, Inc.                              8,700  324,075
     Fidelity National Financial             20,918  227,483
     Green Tree Financial Corp.              21,400  650,025
Closed End Investment Funds - 2.8%
*    Gemini II Capital Shares                26,000  458,250
Furniture - 3.6%
     Stanley Furniture, Inc.                 25,000  250,000
*    Winsloew Furniture                      54,600  341,250
          Sub-Total                                  $8,464,354


* Non - Income Producing
 See Notes to Financial Statements


                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                  PORTFOLIO OF INVESTMENTS
                      DECEMBER 31, 1994
                         (Continued)
                                          Muhlenkamp Fund
                                         Principal   Value
                                          Amount
                                         or Shares
BALANCE BROUGHT FORWARD                              $8,464,354

Insurance - 12.3%
     American Bankers Insurance Group         8,000  192,000
     Conseco, Inc.                           12,000  519,000
     Frontier Insurance                      16,751  366,428
     Integon Corp.                           15,000  196,875
     Providian Corp.                          3,600  111,150
     Sun America                             10,000  362,500
     Vesta                                   10,000  285,000
Med Services - 2.9%
*    Medrad, Inc.                             8,000  116,000
     U.S. Healthcare                          9,000  371,250
Packaging & Container - .6%
     Clarcor                                  5,000  106,250
Rails - .9%
     Burlington Northern Industries,          3,000  144,375
Inc.
Savings and Loan - 2.9%
     Federal National Mortgage Assoc.         6,100  444,537
     Golden West Financial                    1,200   42,300
Metals - 3.5%
     Cyprus Minerals                          9,000  235,125
     Rouge Steel                             12,000  346,500
Tobacco - 3.1%
     Philip Morris                            8,860  509,450
Technology - .3%
*    PLC Systems                             10,000   49,375
Trucks - 2.7%
     Cummins Engine                          10,000  452,500
Transportation - .6%
     Sea Containers  CL A                     8,000  106,000
          Total Common Stocks (Cost                  $13,420,969
$13,225,409)
BONDS & NOTES - 5.9%
*    General Motors Acceptance            2,300,000  412,850
Corporation -0%, deferred
debentures, due 2015
     Treasury Bonds - 7.25% due 2016        400,000  369,625
*    U.S. Treasury, stripped interest       800,000  189,500
- 0%, due 2013
          Total Bonds & Notes (Cost                  971,975
$841,282)
FIXED INCOME - 12.8%
     Trust for U.S. Treasury              2,120,213  2,120,213
Obligations (Cost $2,120,213)
          Total Bonds & Notes and                    3,092,188
Fixed Income
PREFERRED STOCK - .3%
     Pioneer Financial - exchangeable         2,000   46,500
          Total Preferred Stock (Cost                 46,500
$46,433)

          Total (Cost $16,233,437)                   $16,559,657



* Non - Income Producing
See notes to financial statements.



                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                   STATEMENT OF OPERATIONS
            FOR THE YEAR ENDED DECEMBER 31, 1994
INVESTMENT INCOME
     Interest                                        $87,247
     Dividends                                       260,198
          Total Investment Income                    347,445
EXPENSES
     Investment advisor (Note 3)          $156,3
                                              40
     Administrative                       34,365
     Registrations and filing             33,341
     Custodian                            17,638
     Auditor                               8,830
     Legal                                 2,500
     Commission Credits (Note 7)          (8,830)     244,184

          Net Investment Income                      103,261

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
     Net realized gain on investments                392,326
(Note 6)
     Change in unrealized depreciation            (1,702,528)
in value of investments for        the
year (Note 6)
          Net Loss on Investments                 (1,310,202)

          Net Decrease in Net Assets              ($1,206,941)
Resulting                          from
Operations

             STATEMENT OF CHANGES IN NET ASSETS
       FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993
                                            1994      1993
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
     Net Investment Income                 $103,261   $58,530

     Net realized gain (loss) on           392,326   (114,162)
investments (Note 6)
     Unrealized (depreciation)             (1,702,528)   1,161,043
appreciation in value of investments
Net (Decrease) Increase in Net             (1,206,941)  1,105,411)
Assets Resulting From
Operations
DISTRIBUTIONS TO SHAREHOLDERS
     Net Investment Income                 (94,651)   (58,601)

     Net realized gain from investments    (252,117)   -------

     Return of capital                     -------   (4,549)
                                             -----
                                           (346,768)   (63,150)


CAPITAL SHARE TRANSACTIONS
     Net proceeds from sale of 414,315     7,258,915   6,827,000
shares in 1994 and 395,172         shares
in 1993 (Note 4)
     Net asset value of 21,392 shares in   346,768    63,150
1994 and 3,536 shares in
1993 issued to shareholders on
reinvestment of               dividends
(Note 5)
     Cost of 87,761 shares in 1994 and     (1,498,829)   (591,020)
33,584 shares in 1993,
redeemed (Note 4)
          Net Increase in Net Assets       6,106,854   6,299,130
Resulting from Capital
Share Transactions
          Total Increase in Net Assets     4,553,145   7,341,391

NET ASSETS
     Beginning of year                     12,057,605   4,716,214

     End of year (including undistributed  $16,610,750   $12,057,605
investment income of               $7,313
in 1994 and undistributed net realized
losses of           $141,506 in 1993)

See notes to financial statements.
                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

             SELECTED PER SHARE DATE AND RATIOS
      FOR THE YEARS ENDED DECEMBER 31,1989 THROUGH 1994

                             1994     1993    1992    1991     1990    1989
NET ASSET VALUE, BEGINNING   $17.86   $15.20  $13.25   $9.21  $11.04  $10.04
OF PERIOD

Income from Investment
Operations:
     Net Investment Income     0.11     0.12    0.20    0.13    0.19    0.39
(1)

     Net gains or (losses)   (1.39)     2.63    1.89    4.05  (1.83)    0.86
on securities

          Total from         (1.28)     2.75    2.09    4.18  (1.64)    1.25
Investment
Operations
Less Distributions:
     Dividends (from         (0.10)   (0.08)  (0.14)  (0.11)  (0.19)  (0.25)
investment income)

     Distributions (from     (0.25)        -       -       -       -       -
capital gains)

     Return of capital      -------   (0.01)  ------  (0.03)  ------  ------
                                  -              ---             ---      --
          Total              (0.35)   (0.09)  (0.14)  (0.14)  (0.19)   (0.25
Distributions

NET ASSET VALUE, END OF      $16.23   $17.86  $15.20  $13.25   $9.21  $11.04
PERIOD
Total Return                (7.20)%   18.10%  15.80%  45.40%  (14.80  12.50%
                                                                  )%
Net Assets, End of Period   $16,610  $12,057  $4,716  $1,926  $1,183  $1,104
                               ,750     ,605    ,214    ,529    ,190    ,134
Ratio of Expenses to          1.57%    1.30%   1.41%   1.71%   1.76%   1.54%
Average Net Assets

Ratio of Net Income to        0.70%    0.70%   1.44%   1.17%   1.95%   3.05%
Average Net Assets

Portfolio Turnover Rate      25.60%   14.10%  20.10%  52.50%  47.47%  34.46%

Average Commission Rate       .0471    .0586   .0704   .1304   .0163   .0834
Paid (dollar per share)

(1) Computed on weighted average number of shares outstanding during the year.

(2) During the years ended December 31, 1992 through 1994, the Fund utilized commission credits of $4,420, $5,590 and $8,830, respectively, to pay certain expenses of the Fund.
The total returns for the Fund would have been 15.6%, 18.0% and (7.2)% for the years ended December 31, 1992 through 1994, respectively, without the credits.

See notes to financial statements.

                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                NOTES TO FINANCIAL STATEMENTS
                      DECEMBER 31, 1994

NOTE 1 - ORGANIZATION
The Wexford Trust (the Trust) was organized as a Massachusetts Business Trust on September 21, 1987 and
operations  commenced on November 1,  1988.   The  Trust  is
registered under the Investment Company Act of 1940, as amended, as a diversified open-end mutual fund. The Muhlenkamp Fund (the Fund) is a series of the Wexford Trust and is currently the only fund in the Trust.

The Fund is exposed to credit risk on the amount invested in marketable securities. The maximum amount of loss the Fund would incur is limited to the amount recorded in the 1994 financial statements. The Fund does not hold any type of collateral on the marketable securities. This exposure to credit risk is customary for all entities which have invested in financial instruments.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

Investment valuations - Each stock and bond is valued at the latest sales price thereof on the last business day of the fiscal period as reported by the securities exchange on which the issued is traded. If no sale is reported, the security is valued at the last quoted bid price.

Investment transactions and related investment income - Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

Federal income taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and distributions to shareholders of beneficial interest - Dividends and distributions are recorded by the Trust on the record date.

NOTE 3 - INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES
Muhlenkamp and Co., Inc., an affiliate of which an officer-stockholder is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. The fee totaled $156,340 for the year ended December 31, 1994. The investment advisory agreement provides for the reimbursement of expenses excluding auditor fees, fidelity bonding, and brokerage commissions until the net assets of the Muhlenkamp Fund (the
Fund) equal or exceed $1,000,000. Since the Fund's net assets exceed this amount, the advisor is permitted to charge the fund for some or all of its routine administration costs which totaled approximately $65,206 for the year ended December 31, 1994. An expense reimbursement of $65,206 was requested and paid for the year ended December 31,1994.

Certain affiliated persons held in the aggregate 22,741 shares with a net asset value of $368,644 in the Muhlenkamp
Fund at December 31, 1994.  In addition, the Muhlenkamp &
Co., Inc. Pension & Trust Fund held 10,751 shares with a net asset value of $174,289 at December 31, 1994.


                      THE WEXFORD TRUST
             (COMPRISED OF THE MUHLENKAMP FUND)

                NOTES TO FINANCIAL STATEMENTS
                      DECEMBER 31, 1994

NOTE 4 - CAPITAL SHARE TRANSACTIONS
The Declaration of Trust permits the Trustees to issue an
unlimited number of full and fractional shares of beneficial interest with a par  value of $.001 per share.  Transactions in capital stock were as follows:
                                       Shares
                                        1994   1993
Shares outstanding, beginning of       675,34  310,2
period                                      2     18
     Shares sold                       414,31  395,1
                                            5     72
     Shares issued to shareholders in  21,392  3,536
reinvestment of dividend
     Shares redeemed                   (87,67  (33,5
                                           1)    84)
Shares outstanding, end of period      1,023,  675,3
                                          378     42

NOTE 5 - DIVIDENDS AND DISTRIBUTIONS
On December 31, 1994, the Trustees declared and recorded a distribution of $.35 per outstanding share.

NOTE 6 - INVESTMENT TRANSACTIONS
Purchases and sales of investment securities were $8,959,651 and $3,617,010, respectively in 1994.
The components of the net realized gain on investments of
$392,326 recognized during the year ended December 31, 1994
are as follows:
Proceeds from sale of                     $4,009,336
securities
Cost of Securities Sold                  (3,617,010)
     Net Realized Gain                      $392,326

The components of the net unrealized appreciation in value
of the investments held at December 31, 1994 are as follows:
Unrealized Appreciation of                 $1,330,320
investments
Unrealized Depreciation of                (1,004,101)
investments
     Net Unrealized                          $326,219
Appreciation of Investments

The unrealized depreciation of securities recognized during the year ended December 31, 1994 is $1,702,528.

NOTE 7 - DIRECTED BUSINESS ARRANGEMENT
The Fund has a directed business arrangement with Capital
Institution Services, Inc. (CIS).  Upon the purchase and/or
sale of investment securities, the Fund pays a brokerage
commission to CIS.  These commission payments generate
nonrefundable cumulative credits which are available to pay
certain expenses of the Fund.
The following is an analysis of  commission credits
generated, utilized and available to pay future expenses of
the Fund:
                                    Amount
Balance, January 1, 1994                       $1,297
Commission Credits                             10,007
generated during 1994
Commission Credits
utilized:
     Professional fees                        (8,830)
Balance, December 31,                          $2,474
1994

                                       With   Without
                                     Commiss  Commiss
                                       ion      ion
                                     Credits  Credits
Annual Fund Operating Expenses (as a
percentage of average net assets)
     Investment Advisor's Fee          1.0%     1.0%
     12b-1 Fees                       -----    -----
     Other Operating Expenses          0.5      0.6
          Total Fund Expenses          1.5%     1.6%

                INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of the
Wexford Trust (Comprised of the Muhlenkamp Fund)

We have audited the accompanying statement of assets and liabilities of the Wexford Trust (comprised of the Muhlenkamp Fund), including the portfolio of investments as of December 31, 1994, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the six years in the period then ended. These financial statements and selected per share data and ratios are the responsibility of the Trustees. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects the financial position of the Wexford Trust as of December 31, 1994, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the six years in the period then ended, in conformity with generally accepted accounting principles.

                              Schneider, Downs & Co., Inc.

Pittsburgh, Pennsylvania
January 20, 1995